                                                                   EXHIBIT 10.50

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

October 3, 2003

Stephen S. Schwartz
Chief Executive Officer and President
Asyst Technologies, Inc.
48781 Kato Road
Fremont, CA  94538

Dear Mr. Schwartz:

This letter is intended to set forth our agreement regarding some outstanding issues that have arisen in recent months.

                      AMENDMENT AND MODIFICATION AGREEMENT

This Amendment and Modification Agreement ("Amendment Agreement") is intended to amend and modify in specific respect that Manufacturing Services and Supply Agreement previously entered into by and between Asyst Technologies, Inc. ("Asyst") and Solectron Corporation ("Solectron") as of September 5, 2002 ("Agreement"). Except as expressly amended and modified by the terms and conditions set forth hereafter, the terms and conditions of the Agreement shall remain in full force and effect. Terms used but not defined or given meaning in this Amendment Agreement shall be given the definition or meaning provided in the Agreement.

This Amendment Agreement shall be deemed effective and binding on the Parties as of September 22, 2003 ("Effective Amendment Date").

1.       RECONCILIATION OF ACTUAL VS. FORECASTED PURCHASES

         The initial paragraph of Attachment G - PRICING SCHEDULE, "Assumptions, shall be amended in relevant part to provide as follows:

                  for the first [*] of the Agreement, from the Effective Date through and including the Asyst fiscal quarter ending [*], the initial pricing will be based on the prior actual results and forecasted revenue through the end of such quarters.

2.       PRICE "CUT IN"

         The following shall be added to Section 10 - Pricing, Transaction Payments and Cost Reductions:

                  10.1.1 The Parties have identified [*] Bills of Materials submitted to Manufacturer as of [*] (Attachment 1) ("BOM"). Solectron agrees to honor the pricing of the [*] effective [*]. Manufacturer agrees to submit to Asyst, on or before [*], acceptable documentation supporting the pricing identified in the BOM. Such acceptable documentation shall be subject to agreement of the Parties, but may include "waterfall", supplier volume quotes, copies of relevant Purchase Orders and other related invoice information. The acceptable documentation shall be used to assess the pricing set forth in the BOM, as well as pricing set forth with respect to an additional up to [*] Bills of Materials to be submitted by Asyst to Manufacturer on or before [*] ("Additional BOM"). Manufacturer agrees to reconcile the BOM and Additional

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.                               1.

                           BOM. Such [*] adjustment in pricing shall be due and payable by Manufacturer to Asyst over the [*], in payment amounts to be agreed to by the Parties.

4.       EXPENDED SCOPE OF WORK/"GET WELL" PLAN

         The following shall be added to Section 1 - Scope of Manufacturing Services and Other Matters:

                  1.8 Asyst and Manufacturer agree to meet, confer and complete, on or before October 31, 2003, a Purchase Plan identifying a detailed time line and expanded scope of work, which shall be reasonably acceptable to Manufacturer, which shall demonstrate an ability by Asyst to direct to Manufacturer aggregate purchases of Products, by Asyst and Asyst's affiliates and subsidiaries, in excess of [*] over the [*] ending [*].

                           Such Purchase Plan shall also include a comprehensive and detailed assessment and proposal by Manufacturer, which shall be reasonably acceptable to Asyst, which shall compare current Manufacturer resource pools with resource and skill set requirements by each Manufacturer organizational function. Such assessment and proposal by Manufacturer shall be sufficient to enable Manufacturer to [*]. Manufacturer agrees to update and review with Asyst such assessment and proposal on a weekly basis for the remainder of the term of the Agreement (unless otherwise agreed by the Parties).

5.       CONTRACT EXTENSION

         The initial Sentence of Section 17.1 shall be amended in relevant part to provide as follows:

                  This Agreement becomes effective on the Effective Date and, unless terminated sooner in accordance with Sections 17.2, 17.3, 17.4, 17.5 or 17.6, shall remain in effect for a period of [*] thereafter.

6.       OUTSTANDING PURCHASE ORDERS

         Asyst agrees to reimburse Manufacturer an additional amount for actual costs incurred and services rendered by Manufacturer to Asyst. Manufacturer shall provide documentation reasonably acceptable to Asyst verifying the Additional Costs and with respect to all PO's. Manufacturer and Asyst agree that PO's will be subject to review by Asyst and the mutual approval of the Manufacturer and Asyst. Once agreement is reached on PO requirements submitted to Asyst, [*].

         All aged carrying charges, inventory buyback, and outstanding quotes, as identified in the existing contract, must be paid by Asyst [*].

         Recurring Charges will be reviewed with Asyst and will be paid monthly to Solectron. Solectron and Asyst will also work to finalize an NPI Cost Model and Service agreement [*].

By signing below, the Parties indicate their agreement to the foregoing amendments and modifications to the Manufacturing Services and Supply Agreement, dated effective as of September 5, 2002, and that the persons signing below have the authority to and co bind the Parties with respect to these amendments and modifications. The Parties shall execute and exchange two (2) original documents, each of which shall be deemed an original of full force and effect.

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.                                                   2.

SOLECTRON CORPORATION                    ASYST TECHNOLOGIES, INC.

Name: /s/ Mitch Schoch                   Name: /s/ Stephen S. Schwartz
      -------------------------------          ---------------------------------
                                                   Stephen S. Schwartz
Title: Vice President, Americas          Title:    CEO and President

Date:  October 3, 2003                   Date:     September 22, 2003


[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.                                                   3.

                                  ATTACHMENT 1

                               BILLS OF MATERIALS

                                 Correct STD                               Savings %                 Cost Savings $   Cost Savings
                               based on Actual Total Shipments              Based on  Savings % Base Based on Current   Based on
P/N Product Name Current PO S1   cost Asyst      as of 0904    Q2 STD cost Current PO on Correct STD        PO         Correct STD
----------------------------------------------------------------------------------------------------------------------------------
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]            [*]             [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]
[*]     [*]           [*]                            [*]           [*]        [*]           [*]             [*]            [*]

[*]                                                                                                         [*]            [*]
[*]                                                                           [*]           [*]

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.                               1.

                                  ATTACHMENT 1

                               BILLS OF MATERIALS
                                   (Continued)

        Initial Inventory                                Shipments as of
STS PN     as of 10/02     Asyst Std Cost  Q2 STD Price       9/05        Cost Savings %  Q2 Cost Savings  Comments
-------------------------------------------------------------------------------------------------------------------
 [*]          [*]                [*]            [*]            [*]              [*]              [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]          [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]          [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]          [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]          [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]          [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]
 [*]          [*]                [*]            [*]            [*]              [*]              [*]          [*]

 [*]                                                                                             [*]
 [*]                                                                            [*]
 [*]                                                                                             [*]
 [*]                                                                                             [*]

Note: Isoport Price is based on Rev F, current Rev of this product as of 9/15 is at Rev H. Will finalize the cost by end of Q2.

                               Asyst Confidential

                                  ATTACHMENT 1
                               BILLS of MATERIALS

Shabnam Shaghafi                                                         9/16/03

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.                               2.